FQF TRUST

Supplement Dated November 1, 2019

to the currently effective Prospectus and Statement of Additional Information (“SAI”), as supplemented from time to time, for the AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, AGFiQ U.S. Market Neutral Size Fund, AGFiQ U.S. Market Neutral Anti-Beta Fund, AGFiQ Hedged Dividend Income Fund, AGFiQ Global Infrastructure ETF, AGFiQ Dynamic Hedged U.S. Equity ETF (the “AGFiQ Funds”), each dated November 1, 2019, and for the AGF Global Sustainable Growth Equity Fund (the “AGF Fund”), each dated November 1, 2019.

This supplement provides updated information beyond that contained in the Prospectus and SAI for the AGFiQ Funds and the AGF Fund and should be read in conjunction with the Prospectus and SAI for the AGFiQ Funds and the AGF Fund.

Effective November 18, 2019, the Trust will change its name to AGF Investments Trust. All references to FQF Trust in the Prospectus and SAI for the AGFiQ Funds and the AGF Funds are replaced with AGF Investments Trust.

Please Retain This Supplement for Future Reference